Accrued Liabilities and Other Payables - Schedule of Accrued Liabililties and Other Payables (Details) - CHENGDU AIXIN ZHONGHONG BIOLOGICAL TECHNOLOGY CO., LTD [Member] - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Accrued liability - travel cost	$ 86,049	$ 114,726	$ 108,795
Salary payable	58,031	53,714	34,300
Other payables	428,284	146,035	95,588
Total	$ 572,364	$ 314,475	$ 238,683